SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 18, 2000


                            GLOBAL TECHNOLOGIES, LTD.
          ------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         Delaware                     0-25668                    86-0970492
----------------------------        -----------                -------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


     The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA 19103
     ----------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (215) 972-8191
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
           Former Name or Former Address, If Changed Since Last Report

ITEM 2. ACQUISITION OR DISPOSITION ASSETS

TRANSFER OF INTEREST IN INTER LOTTO (UK) LIMITED AND TERMINATION OF OPERATING AGREEMENTS

     On August 18, 2000, Global Technologies, Ltd. ("Global") and its wholly-owned United Kingdom subsidiaries, GlobalTech Holdings Limited ("GlobalTech Holdings") and GTL Management Limited ("GTL Management") entered into a "Deed" with Inter Lotto (UK) Limited ("Inter Lotto"), a United Kingdom company licensed pursuant to an External Lottery Manager's Certificate issued by the Gaming Board for Great Britain ("ELMC License") to operate lotteries on behalf of charities in Great Britain, and certain of its principals which, in substance, constituted a settlement agreement providing for the disengagement of Global and its subsidiaries from Inter Lotto and its operations by (i) transferring back to the other principals of Inter Lotto all of the GlobalTech Holdings' capital stock in Inter Lotto; (ii) payment to GTL Management of an amount equal to the value added tax rebate to Inter Lotto, plus interest, less an amount to be retained by Inter Lotto for salaries; (iii) termination of the Operating Agreements between GTL Management and Inter Lotto, (iv) cooperative arrangements for Global and its subsidiaries to assist in the operation of Inter Lotto through the end of the year; and (v) termination of litigation and waiver of all claims and releases.

     In April, 1999, Global and certain of its wholly-owned United Kingdom subsidiaries entered into an arrangement with Inter Lotto under which GlobalTech Holdings purchased 27.5% of the outstanding capital stock of Inter Lotto and GTL Management entered into an Operating Agreement with Inter Lotto to run Inter Lotto's lotteries and gaming activities. Simultaneously, GTL Leasing Limited ("GTL Leasing"), an indirect wholly-owned United Kingdom subsidiary of Global, purchased computer equipment, which it leased to GTL Management for use in such lottery and gaming operations. GTL Management entered into a further operating agreement with Inter Lotto on January 13, 2000. The lottery and gaming business under these agreements began with an official "launch" on April 4, 2000.

     The August 18, 2000 "Deed" effectively terminates the April, 1999 and January, 2000 arrangements and provides for a total separation of Inter Lotto and Global and its subsidiaries by the end of the year 2000. Under the "Deed", GlobalTech Holdings transferred all of its stock in Inter Lotto to the other principals of Inter Lotto, to become effective the date upon which Inter Lotto and its representatives vacate Inter Lotto's Dover Street address, which is required to occur by September 30, 2000. The "Deed" terminates the Operating Agreements and provides that Inter Lotto and GTL Management will together do whatever is necessary to manage the lottery operations through December 31, 2000, including the maintenance of Inter Lotto's ELMC License during such period. In consideration for the transfer of stock in Inter Lotto by GlobalTech Holdings, Inter Lotto and its principals have agreed not to engage in the business of the Daily Number Game or any similar three (3) or four (4) digit lottery games within the United Kingdom of Great Britain for a period of two (2) years following August 18, 2000.

     The financial terms of the August 18, 2000 "Deed" provide for the allocation of approximately (pound)970,000 in Value Added Tax rebates, with Inter Lotto retaining (pound)220,000 (for the payment of back salaries which were the subject of disputes between Global and certain other principals of Inter Lotto) and paying to GTL Management the balance of approximately (pound)750,000. GTL Management will be paid all revenues from Inter Lotto lottery operations through December 31, 2000, after payment for prizes, charities and sales commissions. Additionally, there are provisions for the resolution for certain other outstanding debts and obligations.

     The August 18, 2000 "Deed" also operates as a general settlement agreement and includes waivers of all claims and releases, including the withdrawal of a "winding up petition" calling for the dissolution of Inter Lotto, filed in court by one or more of the other principals of Inter Lotto.

     GTL Leasing retains ownership of the computer networking hardware, software, terminals and other equipment which serves as the infrastructure of the lottery operations conducted under Inter Lotto's ELMC License and managed by GTL Management. Such lottery equipment is leased by GTL Leasing to GTL Management. In addition, GTL Management remains obligated under the agreement with International Lottery and Totalizator Systems, Inc. for certain facilities management services and technological support in connection with such lottery equipment, which Global, through Global Leasing, purchased from them. This agreement requires that GTL Management pay International Lottery and Totalizator Systems, Inc. $72,000 per week, plus additional amounts based on any terminals in excess of 3,500 which are installed and a percentage of average daily sales.

     Global and its subsidiaries are currently investigating alternative operating strategies for GTL Management and the use of its lottery equipment and operating network following termination of the Inter Lotto lottery operations by December 31, 2000. Such strategies include utilizing the network for operating pools, lotteries and betting for established gaming companies, and to develop a national linked bingo game in partnership with proprietary private clubs throughout the United Kingdom. Global intends to have implemented an alternative operating strategy by December 31, 2000, however, no assurance can be given that it will be successful in doing so. If we are unable to successfully implement an alternative operating strategy before the termination of Inter Lotto's lottery operations, GTL Leasing's lottery equipment assets could be deemed impaired under generally accepted accounting principals, as the carrying value of such assets may not be fully recoverable in such event. Any "write down" of the value of such assets due to such impairment could have a material adverse effect on Global's financial condition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION

          The following pro forma unaudited financial information present Global's pro forma unaudited condensed consolidated balance sheet as of March 31, 2000 and Global's pro forma unaudited condensed consolidated statements of operations for the eight month transition period ended June 30, 1999 ("Transition Period") and nine months ended March 31, 2000. The pro forma unaudited financial information gives effect to the "Deed", including (i) transferring back to the other principals of Inter Lotto all of the GlobalTech Holdings' capital stock in Inter Lotto; (ii) payment to GTL Management of an amount equal to the value added tax rebate to Inter Lotto, plus interest, less an amount to be retained by Inter Lotto for salaries; and (iii) termination of the Operating Agreement between GTL Management and Inter Lotto. The pro forma adjustments were recorded as if they had occurred, for purposes of the pro forma unaudited condensed consolidated balance sheet, as of March 31, 2000 and, for the purposes of the pro forma unaudited condensed consolidated statements of operations, as of the beginning of the respective periods presented.

          This pro forma unaudited financial information does not purport to represent what Global's actual financial position and operating results would have been had such events actually occurred on the aforementioned dates. The pro forma unaudited financial information also does not purport to serve as a forecast of Global's financial position or results of operations for any future periods.

          The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable in the circumstances. This pro forma financial information should be read in conjunction with Global's audited consolidated financial statements as of and for the Transition Period ended June 30, 1999 appearing in the Company's Form 10-KSB for fiscal 1999, and the unaudited consolidated financial statements as of and for the nine months ended March 31, 2000 appearing in Global's Form 10-Q for the quarter then ended.

                            GLOBAL TECHNOLOGIES, LTD.
                                AND SUBSIDIARIES
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 31, 2000
                                    UNAUDITED

                                                                          PRO FORMA
                                                                         ADJUSTMENTS
                                                         ACTUAL        DEBIT (CREDIT)         PRO FORMA
                                                     -------------     --------------       -------------
Assets                                                                                       (UNAUDITED)
Current assets:
  Cash and cash equivalents                          $   1,030,549     $   1,193,295 (1)    $   2,223,844
  Restricted cash                                          463,405                                463,405
  Investments                                           93,024,088                             93,024,088
  Accounts receivable                                       21,087                                 21,087
  Inventories                                            5,424,359                              5,424,359
  Prepaid expenses                                         708,518                                708,518
  Deferred tax asset                                    28,797,214                             28,797,214
  Other current assets                                   2,872,501        (1,542,831)(2)        1,329,670
                                                     -------------     -------------        -------------
       Total current assets                            132,341,721          (349,536)         131,992,185

Investments                                              1,818,812          (818,812)(3)        1,000,000
Property and equipment                                  16,206,156                             16,206,156
Intangible and other assets                              8,000,709                              8,000,709
                                                     -------------     -------------        -------------

Total assets                                         $ 158,367,398     $  (1,168,348)       $ 157,199,050
                                                     =============     =============        =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                   $   3,468,809     $                    $   3,468,809
  Accrued liabilities                                    6,044,928                              6,044,928
  Deferred revenue                                       2,108,152                              2,108,152
  Other current liabilities                                297,986                                297,986
                                                     -------------     -------------        -------------
       Total current liabilities                        11,919,875                             11,919,875

Non-current liabilities                                  1,945,765                              1,945,765
                                                     -------------     -------------        -------------
Total liabilities                                       13,865,640                             13,865,640
                                                     -------------     -------------        -------------

Minority interest                                          456,908                                456,908

Stockholders' equity:
  Series C 5% Convertible preferred stock                       10                                     10
  Class A common stock                                     104,722                                104,722
  Additional paid-in capital                           126,815,873                            126,815,873
  Accumulated other comprehensive income:
   Loss on foreign currency translation                   (196,695)                              (196,695)
   Net unrealized gain (loss) on investments            89,962,703                             89,962,703
   Unrealized tax benefit of NOL carryforward           28,797,214                             28,797,214
  Accumulated deficit                                 (101,438,977)        1,168,348 (4)     (102,607,325)
                                                     -------------     -------------        -------------
       Total stockholders' equity                      144,044,850         1,168,348          142,876,502
                                                     -------------     -------------        -------------

       Total liabilities and stockholders' equity    $ 158,367,398     $   1,168,348        $ 157,199,050
                                                     =============     =============        =============

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED);

(1)  To record receipt of Global's allocation of the Value Added Tax rebate.
(2)  To record reciept of the total Value Added Tax rebate.
(3)  To record sale of equity interest in Inter Lotto for nominal proceeds.
(4) To record loss on sale of equity interest in Inter Lotto and payment of Inter Lotto's allocation of the Value Added Tax rebate.

                            GLOBAL TECHNOLOGIES, LTD.
                                AND SUBSIDIARIES
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2000
                                    UNAUDITED

                                                                         PRO FORMA
                                                         ACTUAL         ADJUSTMENTS           PRO FORMA
                                                     -------------     --------------       -------------
                                                                                             (UNAUDITED)
Revenue:
  Equipment sales                                     $  5,597,909       $                   $  5,597,909
  Service income                                            59,827                                 59,827
                                                      ------------       ------------        ------------
                                                         5,657,736                              5,657,736
                                                      ------------       ------------        ------------

COSTS AND EXPENSES:
  Cost of equipment sales                                3,680,584                              3,680,584
  Cost of service income                                    36,292                                 36,292
  General and administrative expenses                   14,346,353         (6,332,093)(1)       8,014,260
  Non-cash compensation expense                            916,612                                916,612
  Expenses associated with investments                   1,656,587                              1,656,587
  Depreciation and amortization expense                  1,023,172                              1,023,172
                                                      ------------       ------------        ------------
                                                        21,659,600         (6,332,093)         15,327,507
                                                      ------------       ------------        ------------

       Operating loss                                  (16,001,864)         6,332,093          (9,669,771)

OTHER:
  Interest expense                                         (54,120)                               (54,120)
  Interest income                                          573,639                                573,639
  Equity in loss of nonconsolidated affiliates          (1,120,776)         1,036,125(2)          (84,651)
  Other income (expense)                                   (19,697)                               (19,697)
                                                      ------------       ------------        ------------
NET LOSS BEFORE MINORITY INTEREST AND
 PREFERRED STOCK DIVIDEND                              (16,622,818)         7,368,218          (9,254,600)

Minority interest                                          811,739                                811,739
Cummulative dividend on preferred stock                    (61,644)                               (61,644)
                                                      ------------       ------------        ------------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS          $(15,872,723)      $  7,368,218        $ (8,524,202)
                                                      ============       ============        ============

BASIC AND DILUTED NET LOSS PER SHARE OF COMMON STOCK  $      (1.66)                          $      (0.89)


WEIGHTED AVERAGE SHARES OUTSTANDING                      9,550,955                              9,550,955


NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED);

(1)  To  eliminate  the  expenses  associated  with the  launch  of the  lottery
     operations   which  were  advanced  to  Inter  Lotto  under  the  Operating
     Agreement, but reserved for (and expensed) by Global.
(2)  To eliminate Global's portion of the loss of Inter Lotto for the period.

                            GLOBAL TECHNOLOGIES, LTD.
                                AND SUBSIDIARIES
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE TRANSITION ENDED JUNE 30, 1999
                                    UNAUDITED

                                                                          PRO FORMA
                                                          ACTUAL         ADJUSTMENTS           PRO FORMA
                                                      -------------     --------------       -------------
                                                                                             (UNAUDITED)
Revenue:
  Equipment sales                                      $   875,957       $                   $   875,957
  Service income                                           706,504                               706,504
                                                       -----------       -----------         -----------
                                                         1,582,461                --           1,582,461
                                                       -----------       -----------         -----------

COSTS AND EXPENSES:
  Cost of equipment sales                                1,517,323                             1,517,323
  Cost of service income                                   445,585                               445,585
  General and administrative expenses                    6,718,905                             6,718,905
  Special Charges                                        2,485,660                             2,485,660
  Expenses associated with investments                     550,000                               550,000
  Reversal of warranty, maintenance and
   commission accruals                                  (7,151,393)                           (7,151,393)
                                                       -----------       -----------         -----------
                                                         4,566,080                             4,566,080
                                                       -----------                           -----------

       Operating loss                                   (2,983,619)               --          (2,983,619)

OTHER:
  Interest expense                                         (74,684)                              (74,684)
  Interest income                                        1,060,229                             1,060,229
  Equity in loss of nonconsolidated affiliates            (195,704)          167,492(1)          (28,212)
  Gain on sale of assets                                   133,396                               133,396
  Other income (expense)                                    61,252                                61,252
                                                       -----------       -----------         -----------

NET LOSS BEFORE MINORITY INTEREST AND
 PREFERRED STOCK DIVIDEND                               (1,999,130)          167,492          (1,831,638)

Minority interest                                         (376,705)                             (376,705)
Cummulative dividend on preferred stock                    (33,333)                              (33,333)
                                                       -----------       -----------         -----------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS           $(2,409,168)      $   167,492         $(2,180,424)
                                                       ===========       ===========         ===========

BASIC AND DILUTED NET LOSS PER SHARE OF COMMON STOCK   $     (0.44)                          $     (0.40)

WEIGHTED AVERAGE SHARES OUTSTANDING                      5,416,124                             5,416,124

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED);

(1)  To eliminate Global's portion of the loss of Inter Lotto for the period.

     (c)  EXHIBITS

          2.1 Deed, dated August 18, 2000, relating to the transfer of stock in Inter Lotto (UK) Limited and the termination of the Operating Agreements, by and among Inter Lotto (UK) Limited, GTL Management Limited, Global Technologies, Ltd., GlobalTech Holdings Limited, The Right Honourable The Lord Mancroft, Roy Fisher, and Douglas Smith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL TECHNOLOGIES, LTD.



Dated: September 5, 2000                By: /s/ Irwin L. Gross
                                            ------------------------------------
                                        Name: Irwin L. Gross
                                        Title: Chairman and Chief Executive
                                               Officers

                                INDEX TO EXHIBITS

Exhibit No.                Description
-------------              --------------
    2.1                    Deed, dated August 18, 2000, relating to the transfer
                           of stock in Inter Lotto (UK) Limited and the termination of the Operating Agreements, by and among Inter Lotto (UK) Limited, GTL Management Limited,
                           Global Technologies, Ltd., GlobalTech Holdings
                           Limited, The Right Honourable The Lord Mancroft, Roy
                           Fisher, and Douglas Smith.